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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated January 27, 1999 on the consolidated financial statements of American Physician Partners, Inc., (and to all references to our Firm), incorporated by reference into this Registration Statement on Form S-8 of American Physician Partners, Inc.


                                                 /s/ Arthur Andersen, LLP

Dallas, Texas
September 9, 1999